SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2004

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
NEWS RELEASE DATED JULY 14, 2004

Item 12. Results of Operations and Financial Condition.

On July 14, 2004, The Progressive Corporation and Subsidiaries (the “Company”) issued a News Release containing financial results of the Company for the month and year-to-date period ended June 2004 (the “News Release”). A copy of the News Release is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2004
THE PROGRESSIVE CORPORATION
	By:	/s/ Jeffrey W. Basch
		Name:	Jeffrey W. Basch
		Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under Reg. S-K	Form 8-K
Item 601	Exhibit No.	Description
99	99	News Release dated July 14, 2004, containing financial results of The Progressive Corporation and Subsidiaries for the month and year-to-date period ended June 2004